Exhibit 99.1

CommerceHub Announces First Quarter 2018 Financial Results
Revenue of $26.3 million increases 7%, $0.00 GAAP EPS, and $0.14 adjusted EPS
GAAP net income of $0.2 million and adjusted EBITDA of $10.4 million

ALBANY, N.Y., May 8, 2018 (GLOBE NEWSWIRE) – CommerceHub, Inc. (NASDAQ:CHUBA) (NASDAQ:CHUBK) (“CommerceHub,” “we,” “us,” “our” or the “Company”), a leading distributed commerce network for retailers and brands, today announced financial results for the first quarter ended March 31, 2018.

“We continued our track record of consistent revenue growth in the quarter,” said Frank Poore, CommerceHub’s Founder, President and CEO, “and we are excited to be joining GTCR and Sycamore Partners to continue executing as a strategic partner to many of the world’s leading retailers and brands.”

First Quarter 2018 Financial Highlights

•	Revenue was $26.3 million, a 7% increase from $24.6 million in 2017. Core drop-ship revenue was $24.3 million, a 9% increase from $22.2 million in 2017.

•	Gross margin was 81%, compared to 78% in 2017.

•	Adjusted gross margin was 82%, compared to 78% in 2017.

•	Net income was $0.2 million, or $0.00 per diluted share, compared to net income of $2.5 million, or $0.06 per diluted share, in 2017.

•	Adjusted net income was $6.5 million, or $0.14 per diluted share, compared to $3.8 million, or $0.09 per diluted share, in 2017.

•	Adjusted EBITDA was $10.4 million, compared to $8.7 million in 2017.

•	Operating cash flow was $11.7 million, compared to $13.6 million in 2017.

•	Free cash flow was $11.4 million, compared to $12.2 million in 2017.

•	Cash and cash equivalents at quarter end was $33.4 million.

An explanation of the non-GAAP financial measures discussed above is included below under the heading “Statement Regarding Non-GAAP Financial Measures.” A reconciliation of these non-GAAP financial measures to the closest comparable GAAP financial measures has also been provided in the financial tables included at the end of this press release.

Other Recent Highlights

•	Total customer count at March 31, 2018 was approximately 11,700, up from approximately 10,800 at March 31, 2017.

•	Drop-ship order volume grew 13% in the first quarter of 2018, compared to the first quarter of 2017.

•	As announced in February 2018, we expanded our CommerceHub for Retailers network with the signing of Macy’s, a top 10 online retailer, as a new drop-ship customer.

The Merger
A special meeting of our stockholders will take place at 12:00 p.m. local time, on May 18, 2018, at the offices of Baker Botts L.L.P., 30 Rockefeller Plaza, New York, New York 10112. At the special meeting, holders of our Series A and Series B common stock will be asked to vote on a proposal to adopt the agreement and plan of merger (the “Merger Agreement”) among CommerceHub, Great Dane Parent, LLC (“Parent”) and Great Dane Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge (the "Merger") with and into CommerceHub, with CommerceHub continuing as the surviving corporation and a wholly owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of GTCR LLC ("GTCR") and affiliates of Sycamore Partners Management, L.P. ("Sycamore") to facilitate the participation of investment funds advised by GTCR and Sycamore in the transaction. The closing of the Merger is expected to occur in the second quarter of fiscal year 2018, but we cannot predict the exact timing of the completion of the Merger or whether the Merger will be completed. The closing of the Merger remains subject to, among other things, the approval of the holders of a majority of the outstanding voting power of our Series A and Series B common stock, and the satisfaction or waiver of other customary closing conditions. Further information is available in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 18, 2018.

No Conference Call
In light of the pending Merger, the Company will not be hosting a conference call to discuss its first quarter 2018 financial results.

About CommerceHub:
CommerceHub is a distributed commerce network connecting supply, demand and delivery that helps retailers and brands increase sales by expanding product assortments, promoting products on the channels that perform, and enabling rapid, on-time customer delivery. With its robust platform and proven scalability, CommerceHub helped over 11,500 retailers, brands, and distributors achieve an estimated $16 billion in Gross Merchandise Value in 2017.

Important Information Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about future business strategies, future financial performance, cost savings, market conditions and potential, future growth of ecommerce, customer growth and performance, sales channel expansion, international expansion, the Merger (including the expected timetable for its completion) and other matters that are not historical facts. These statements involve risks, uncertainties, estimates and assumptions, many of which are beyond our control, that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, market acceptance and performance of our products and services, competitive issues, general market conditions, shareholder approval of the Merger Agreement, regulatory matters and changes in law affecting our business and the risk factors described in our most recent Annual Report on Form 10-K under Item 1A "Risk Factors.” Further, we operate in a very competitive and rapidly changing environment, and new risks emerge from time to time. It is not possible for our management to predict all potential risks or assess their potential effects on our business. These forward-looking statements speak only as of the date of this press release, and we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any such statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There can be no assurance that any expectation or belief expressed in a forward-looking statement will occur, and you should not place undue reliance on any forward-looking statements. Please refer to our public filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statement, for additional information about us and the risks and uncertainties we face that may affect the forward-looking statements made in this press release.

Statement Regarding Non-GAAP Financial Measures
In addition to reporting financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), we provide non-GAAP financial measures that management considers in reviewing our financial performance because we feel they are relevant measures of the overall efficiency of our business model. These non-GAAP financial measures are not a substitute for, or superior to, and should be considered only in addition to, financial measures calculated in accordance with GAAP. They are subject to inherent limitations and exclude significant expenses and income that are required by GAAP to be recorded in our financial statements. Certain of these adjustments are based on estimates and assumptions of management and do not purport to reflect actual historical results. In addition, you should be aware that our computation of these non-GAAP financial measures may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate these measures in the same fashion. We define “adjusted gross profit” as gross profit plus share-based compensation, acquisition-related intangible amortization and restructuring charges. We define “adjusted gross margin” as adjusted gross profit divided by revenue. We define “adjusted operating expenses” as total operating expenses less share-based compensation, acquisition-related intangible amortization and restructuring charges. We define “adjusted EBITDA” as net income or loss plus interest expense, income tax expense, depreciation of property and equipment, amortization of capitalized software costs and intangible assets, share-based compensation, restructuring charges and Merger-related charges, less interest income and income tax benefit.  We define “adjusted net income” as net income or loss plus share-based compensation, acquisition-related intangible amortization, restructuring charges and the tax effects of these adjustments, federal tax reform and other deferred charges. We define “adjusted earnings per diluted share” or “adjusted EPS” as earnings per diluted share plus the diluted per share effects of share-based compensation, acquisition-related intangible amortization, restructuring charges and the tax effects of these adjustments, federal tax reform and other deferred charges.  We define “free cash flow” as net cash provided by, or used in, operating activities less purchases of property and equipment and additions to capitalized software.  Certain of these non-GAAP financial measures exclude restructuring charges, the elimination of which does not result in a reduction of operating expenses necessary to conduct our business.  By excluding these charges, we believe these non-GAAP financial measures provide supplemental information that enables us and investors to better analyze our operating performance and the sustainability of our results and to compare our performance on a more consistent basis from period to period. A reconciliation of these non-GAAP financial measures to the closest comparable GAAP financial measures has been provided in the financial tables included at the end of this press release.

CommerceHub Investor Relations Contact
Erik Morton
investor@commercehub.com

CommerceHub, Inc.
Consolidated Statements of Operations
(in thousands except per share data)
(unaudited)

	3 months ended:
	3/31/18	3/31/17
Revenue	$26,263	$24,568
Cost of revenue	5,044	5,516
Gross profit	21,219	19,052
Gross margin	81%	78%

Research and development	6,452	5,915
Sales and marketing	2,336	1,931
General and administrative	11,249	6,939
Operating expenses	20,037	14,785

Operating income	1,182	4,267

Interest expense, net	(107)	(227)

Pre-tax income	1,075	4,040
Income tax expense	886	1,581

Net income	$189	$2,459

Earnings per share:
Basic	$0.00	$0.06
Diluted	$0.00	$0.06

Share count:
Basic	43,540	42,977
Diluted	45,762	44,670

CommerceHub, Inc.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	3/31/18	12/31/17
Assets
Cash and cash equivalents	$33,438	$19,841
Accounts receivable, net of allowances	12,954	21,310
Prepaid expenses	1,673	1,652
Total current assets	48,065	42,803

Capitalized software, net	2,273	2,850
Deferred services costs	3,810	4,853
Deferred commissions costs	1,853	—
Property and equipment, net	6,575	6,066
Goodwill	21,410	21,410
Deferred income taxes	5,687	5,798
Other long-term assets	1,166	1,339
Total assets	$90,839	$85,119

Liabilities and Equity
Accounts payable and accrued expenses	$7,634	$3,360
Accrued payroll and related expenses	5,610	9,429
Income taxes payable	2,087	962
Deferred revenue	5,021	5,339
Total current liabilities	20,352	19,090
Deferred revenue, long-term	9,281	8,272
Other long-term liabilities	2,405	3,210
Total liabilities	32,038	30,572

Equity:
Total equity	58,801	54,547
Total liabilities and equity	$90,839	$85,119

CommerceHub, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	3 months ended:
	3/31/18	3/31/17
Cash flows from operating activities
Net income	$189	$2,459
Adjustments to net income:
Depreciation and amortization	1,513	2,094
Amortization of debt issuance costs	55	56
Share-based compensation	2,019	2,360
Deferred income taxes	163	(642)
Bad debt expense	42	404
Working capital changes:
Accounts receivable	8,313	5,175
Prepaid expenses and other assets	96	(243)
Income taxes, net	1,124	3,676
Deferred costs	(187)	181
Deferred revenue	(142)	334
Accounts payable and accrued expenses	3,051	337
Accrued payroll and related expenses	(4,549)	(2,620)
Net cash provided by operating activities	11,687	13,571

Cash flows from investing activities
Purchases of property and equipment	(71)	(692)
Additions to capitalized software	(222)	(631)
Net cash used in investing activities	(293)	(1,323)

Cash flows from financing activities
Payments on revolver	—	(16,000)
Cash received from exercise of stock options	1,514	1,324
Cash received from employee stock purchase plan	878	—
Cash received from deferred stock units	25	—
Cash paid for taxes on RSU issuances	(214)	—
Net cash provided by (used in) financing activities	2,203	(14,676)
Currency effect on cash and cash equivalents	—	1
Net increase (decrease) in cash and cash equivalents	13,597	(2,427)

Beginning cash and cash equivalents	19,841	6,471
Ending cash and cash equivalents	$33,438	$4,044

CommerceHub, Inc.
Supplemental Information
(in thousands)
(unaudited)

	3 months ended:
	3/31/18	3/31/17	% Inc (Dec)
Revenue by type:
Core drop-ship revenue:
Order fee revenue	$13,443	$12,038	12%
Subscription and other platform revenue	9,064	8,451	7%
Set-up and professional services revenue	1,789	1,725	4%
Total core drop-ship revenue	24,296	22,214	9%

Demand channel revenue	1,967	2,354	-16%
Total	$26,263	$24,568	7%

Drop-ship order count growth	13%	18%

	3 months ended:
	3/31/18	3/31/17
Share-based compensation:
Cost of revenue	$104	$110
Research and development	237	571
Sales and marketing	283	135
General and administrative	1,395	1,544
Total	$2,019	$2,360

CommerceHub, Inc.
GAAP to Non-GAAP Reconciliations
(in thousands)
(unaudited)

Reconciliation of GAAP gross profit to adjusted gross profit:

	3 months ended:
	3/31/18	3/31/17
Gross profit	$21,219	$19,052
Share-based compensation	104	110
Restructuring charges (1)	149	—
Adjusted gross profit	$21,472	$19,162

Adjusted gross margin	82%	78%

Reconciliation of GAAP operating expenses to adjusted operating expenses:

	3 months ended:
	3/31/18	3/31/17
Operating expenses	$20,037	$14,785
Share-based compensation	(1,915)	(2,250)
Restructuring charges (1)	(1,193)	—
Merger-related charges (2)	(4,303)	—
Adjusted operating expenses	$12,626	$12,535

Reconciliation of GAAP net income to adjusted EBITDA:

	3 months ended:
	3/31/18	3/31/17
Net income	$189	$2,459
Interest expense, net	107	227
Income tax expense	886	1,581
Depreciation and amortization	1,513	2,094
Share-based compensation	2,019	2,360
Restructuring charges (1)	1,342	—
Merger-related charges (2)	4,303	—
Adjusted EBITDA	$10,359	$8,721

Adjusted EBITDA margin	39%	35%

(1) Restructuring charges include termination and retention benefits and redundant personnel costs incurred in connection with our restructuring plan.
(2) Merger-related charges include professional services costs incurred in connection with the Merger.

CommerceHub, Inc.
GAAP to Non-GAAP Reconciliations, continued
(in thousands except per share data)
(unaudited)

Reconciliation of GAAP net income to adjusted net income:

	3 months ended:
	3/31/18	3/31/17
Net income	$189	$2,459
Share-based compensation	2,019	2,360
Restructuring charges (1)	1,342	—
Merger-related charges (2)	4,303	—
Tax effect of adjustments (3)	(1,386)	(979)
Adjusted net income	$6,467	$3,840

Reconciliation of GAAP earnings per diluted share to adjusted earnings per diluted share:

	3 months ended:
	3/31/18	3/31/17
GAAP earnings per diluted share	$0.00	$0.06
Share-based compensation	0.04	0.05
Restructuring charges (1)	0.03	—
Merger-related charges (2)	0.09	—
Tax effect of adjustments (3)	(0.03)	(0.02)
Adjusted earnings per diluted share	$0.14	$0.09

Diluted share count	45,762	44,670

(1) Restructuring charges include termination and retention benefits and redundant personnel costs incurred in connection with our restructuring plan.
(2) Merger-related charges include professional services costs incurred in connection with the Merger.
(3) Assumes a tax rate of 26% in 2018 and 40% in 2017, reflecting a lower rate in 2018 due to a change in tax law.

Reconciliation of GAAP net cash provided by operating activities to free cash flow:

	3 months ended:
	3/31/18	3/31/17
Net cash provided by operating activities	$11,687	$13,571
Purchases of property and equipment	(71)	(692)
Additions to capitalized software	(222)	(631)
Free cash flow	$11,394	$12,248